Exhibit 99.4

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0000602341_1 R1.0.0.6 BROADMARK REALTY CAPITAL INC. 1420 FIFTH AVENUE, SUITE 2000 SEATTLE, WASHINGTON 98101 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Broadmark Special Meeting - Go to [ ] You may attend the Broadmark special meeting via the Internet and vote during the Broadmark special meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Broadmark Board recommends you vote FOR the following proposals: For Against Abstain 1. To approve the merger of Broadmark Realty Capital Inc. ("Broadmark") with and into RCC Merger Sub, LLC ("Merger Sub"), a Delaware limited liability company and wholly owned subsidiary of Ready Capital Corporation ("Ready Capital"), a Maryland corporation, with Merger Sub continuing as the surviving entity and a subsidiary of Ready Capital, and the other transactions contemplated in connection therewith (collectively, the "Merger"), pursuant to that certain Agreement and Plan of Merger, dated as of February 26, 2023, by and among Ready Capital, Merger Sub and Broadmark, as it may be amended from time to time (the "Broadmark Merger Proposal"). 2. To approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Broadmark's named executive officers that is based on or otherwise relates to the Merger (the "Broadmark Compensation Proposal"). 3. To approve the adjournment of the Broadmark special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Broadmark Merger Proposal (the "Broadmark Adjournment Proposal"). Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000602341_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting & Proxy Statement/Prospectus are available at www.proxyvote.com BROADMARK REALTY CAPITAL INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF BROADMARK STOCKHOLDERS [ ], 2023 The undersigned stockholder of Broadmark Realty Capital Inc., a Maryland corporation (“Broadmark”), hereby appoints Jeffrey B. Pyatt and Kevin M. Luebbers, or either of them, as proxies for the undersigned, each with the power to appoint his substitute, to attend the Special Meeting of Broadmark Stockholders (the “Broadmark special meeting”) to be held virtually at [ ] at [ ], Pacific Time on [ ], [ ], 2023, and any adjournment or postponement thereof, and hereby authorizes each of them to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Broadmark special meeting and otherwise to represent the undersigned at the Broadmark special meeting with all powers possessed by the undersigned if personally present at the Broadmark special meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Broadmark Stockholders and of the accompanying joint proxy statement/ prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Broadmark special meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE. IF NO SUCH DIRECTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED "FOR" THE BROADMARK MERGER PROPOSAL, "FOR" THE BROADMARK COMPENSATION PROPOSAL AND "FOR" THE BROADMARK ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS OF BROADMARK RECOMMENDS A VOTE “FOR” EACH OF THE BROADMARK MERGER PROPOSAL, THE BROADMARK COMPENSATION PROPOSAL AND THE BROADMARK ADJOURNMENT PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side